================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 2, 2004
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      001-31810                 22-3720962
 (State or other jurisdiction     (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)


   55 MADISON AVENUE, SUITE 300, MORRISTOWN NJ                 07960
       (Address of principal executive offices)               (Zip Code)


    Registrant's telephone number, including area code     973-290-0080



================================================================================

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 2, 2004, Access Integrated Technologies, Inc., a Delaware corporation (the "Company"), entered into a Securities Purchase Agreement with a limited number of institutional and other accredited investors in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended (the "Private Placement"). In connection with the Private Placement, the Company agreed to sell 1,217,500 shares of the Company's Class A Common Stock and warrants to purchase up to 243,500 shares of the Company's Class A Common Stock, for an aggregate amount of $4,870,000, prior to the placement agent's fee and various other expenses. The Company intends to use the net proceeds of the Private Placement for capital investments and for working capital. The Securities Purchase Agreement is attached hereto as Exhibit 2.8 and incorporated herein by reference.

        The warrants to be issued to the investors in the Private Placement have an exercise price of $4.80 per share of Class A Common Stock and expire on June 1, 2009. In addition to the warrants to be issued to the investors, the Company agreed to issue warrants to the placement agent of the Private Placement, and such warrants (a) have an exercise price of $4.80 per share, (b) expire on June __, 2009, and (c) are exercisable for 60,875 shares of Class A Common Stock. The warrants to be issued to the investors and the placement agent are callable by the Company after one year if the trading price of the Company's Class A Common Stock is twice the applicable exercise price for 20 consecutive trading days. A form of the Warrant to be issued to the investors and the form of the Warrant to be issued to the placement agent are attached hereto as Exhibit 4.15 and Exhibit 4.16, respectively, and incorporated herein by reference.

         In connection with the Private Placement, the Company will enter into a Registration Rights Agreement with investors, in which the Company will agree to file a registration statement covering resales from time to time of the investors' shares of Class A Common Stock purchased in the Private Placement or exercised under the warrants issued in the Private Placement. The form of Registration Rights Agreement is attached hereto at Exhibit 4.17 and incorporated herein by reference.

         On June 3, 2004, the Company issued a press release announcing the execution of the above-referenced documents in connection with the Private Placement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  None.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  None.

         (c)      EXHIBITS.

                  2.8      Securities  Purchase  Agreement,  dated as of June 2,
                           2004

                  4.15 Form of Warrant, dated June __, 2004, issued to purchasers pursuant to Securities Purchase Agreement

                  4.16     Form of  Warrant,  dated  June __,  2004,  issued  to
                           placement   agent  in  connection   with   Securities
                           Purchase Agreement

                  4.17 Form of Registration Rights Agreement, dated as of June __, 2004

                  99.1     Press Release of the Company, dated June 3, 2004

                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            ACCESS INTEGRATED TECHNOLOGIES, INC.



                                            By:     /s/ A. Dale Mayo
                                               ---------------------------------
                                                 Name:  A. Dale Mayo
                                                 Title: President, Chief
                                                        Executive Officer


                                            Dated as of June 3, 2004.

                                  EXHIBIT INDEX


         2.8      Securities Purchase Agreement, dated as of June 2, 2004

         4.15 Form of Warrant, dated June ___, 2004, issued to purchasers pursuant to Securities Purchase Agreement

         4.16 Form of Warrant, dated June ___, 2004, issued to placement agent in connection with Securities Purchase Agreement

         4.17     Form of  Registration  Rights Agreement,  dated as of June __,
                  2004

         99.1     Press Release of the Company, dated June 3, 2004